EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As independent certified public accountants, we hereby consent to the incorporation of our report included in the Form 10-K, into the Company's previously filed Registration Statement File No. 33-61610, 33-87950 and 333-21413.



Fort Lauderdale, Florida,
  March 5, 1998.